QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
KENILWORTH SYSTEMS CORPORATION
(Name of Registrant as Specified in Its Charter)
KENILWORTH SYSTEMS CORPORATION
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed: April 15, 2003

KENILWORTH SYSTEMS CORPORATION
185 WILLIS AVENUE
MINEOLA, NEW YORK 11501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 28, 2003

TO THE STOCKHOLDERS

        Notice is given that the Annual Meeting of the stockholders of Kenilworth Systems Corporation ("Kenilworth") will be held on May 28, 2003 at 10:00 a.m. at The Fox Hollow, 7725 Jericho Turnpike, Woodbury, New York. The meeting is called for the following purposes:

ELECTION OF DIRECTORS

        To elect six (6) Directors for the term continuing through the next annual meeting of Kenilworth and until their successors are duly elected.

RATIFICATION OF COMMON STOCK TO BE ISSUED TO HERBERT LINDO

        To ratify the issuance of twenty million (20,000,000) shares of Common Stock of the Company, for investment, to Herbert Lindo, the inventor of the Company's patent, which was allowed and finalized by the United States Patent Offices on April 4, 2003.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        To ratify the appointment of Arnold Blackman, CPA for the year 2003.

TRANSACTION OF OTHER BUSINESS

        To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only stockholders of record at the close of business on April 15, 2003 are entitled to receive notice of, and to vote at, this meeting or any adjournment thereof.

DATED: April 15, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF KENILWORTH SYSTEMS CORPORATION AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

KENILWORTH SYSTEMS CORPORATION
185 WILLIS AVENUE
MINEOLA, NEW YORK 11501

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 28, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy mailed to stockholders commencing approximately on April 30, 2003 is solicited by the Board of Directors of Kenilworth Systems Corporation ("Kenilworth") in connection with the annual meeting of stockholders to be held May 28, 2003 at 10:00 a.m. at The Fox Hollow, 7725 Jericho Turnpike, Woodbury, New York. Proxies will be voted in accordance with directions specified or otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the action described in this proxy statement.

RECORD DATE, OUTSTANDING SHARES

        Only stockholders of record at the close of business on April 15, 2003 (the "Record Date") are entitled to receive notice of and to vote at the meeting. The outstanding voting securities of Kenilworth as of such date consisted of 97,685,944 shares of Common Stock $.01 par value.

REVOCABILITY OF PROXIES

        The enclosed proxy may be revoked at any time before its use by delivering to us a subsequently dated proxy or by giving written notice to Kenilworth Stockholders who attend the meeting may withdraw their proxies at any time before their shares are voted by voting their shares in person.

VOTING AND SOLICITATION

        The expense of the solicitation of proxies for the meeting will be paid by Kenilworth. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by directors, officers or regular employees of Kenilworth. It is estimated our cost of proxy solicitations by Kenilworth will not exceed ten thousand dollars ($10,000).

        We are aware of no other matters to be presented for action at this meeting not specified in the notice of meeting. Proxies received without specified instructions will be voted FOR the nominees named in the Proxy to Kenilworth's Board of Directors and FOR each of the other items. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

        Under SEC rules, boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

QUORUM, ABSTENTIONS, BROKER NON-VOTES

        Our voting securities consist solely of Common Stock. A majority of our outstanding shares are required to be present in person or by proxy for a quorum to be present at the meeting. Each share of Common Stock entitles the holder to one (1) vote on each matter to be voted upon. Abstentions and broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to the stockholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Each of the Proposals require the approval of a majority of the Common Stock present in person or represented by proxy.

ELECTION OF DIRECTORS

        Our bylaws provide that there will be not less than three (3) nor more than fifteen (15) directors. The present size of the Board is fixed at six (6) directors. After the ELECTION OF DIRECTORS the new size may be increased up to ten (10) directors.

NOMINEES FOR DIRECTOR

        Our Board of Directors has unanimously nominated and designated the following individuals for election as directors for a term continuing through Kenilworth's next annual meeting and until their successors are elected and take their places:

NAME	AGE	OFFICES AND POSITIONS HELD	FIRST ELECTED DIRECTOR OF KENILWORTH
HERBERT LINDO	77	PRESIDENT AND CHAIRMAN OF THE BOARD	1972
GINO SCOTTO	33	DIRECTOR AND CHIEF EXECUTIVE OFFICER	2001
MAUREEN PLOVNICK	36	DIRECTOR, CORPORATE SECRETARY AND VICE PRESIDENT	2002
JOYCE CLARK	66	DIRECTOR AND FINANCIAL OFFICER	1998
KIT WONG	73	DIRECTOR AND VICE PRESIDENT	1999
PATRICK J. MC DEVITT	61	DIRECTOR AND VICE PRESIDENT	2001

        Herbert Lindo has been President, Treasurer and Chief Financial Officer of Kenilworth since 1972. Since Kenilworth's emergence from bankruptcy, he has also served as Chief Executive Officer until July 17, 2002 when Gino Scotto was elected to that office.

        Gino Scotto has been the financial officer of Scotto Brothers a national hospitality, restaurant and hotel owner/operator for the past 5 years. He recently resigned from Scotto Brothers, to devote more time to managing the affairs of the Company. He was elected a Director and Chief Executive Officer on July 17, 2002.

        Maureen Plovnick was elected the Corporate Secretary in August 2001 and a Director in October 2002. Mrs. Plovnick is a 1989 graduate of Fordham University and holds a Bachelor of Science degree in Marketing with minors in both Psychology and Sociology. Before joining the Company, Mrs. Plovnick was employed in her profession by Fortunoff and The Hyman Companies.

        Joyce D. Clark has served as a Director of Kenilworth since 1998. Since 1991 she has served as controller of Long Island Wholesalers Inc., a wholesale door manufacturer. She is also the sister of Betty S. Svandrlik, the former Corporate Secretary and presently the Assistant Corporate Secretary of Kenilworth, who is engaged in business as a medical transcriber.

        Kit Y. Wong has served as a Director of Kenilworth since 1999. He is part owner and operator of several Chinese restaurants in the New York metropolitan area, and is a director since 1997 of Plastic Recycling Corp. of Iowa Falls.

        Patrick J. McDevitt has been a licensed representative for Securities firms for the past five (5) years. He recently retired from the Securities business and will devote all of his time as a Vice President of Marketing for the Company.

        Proxies in the enclosed form will be voted for the nominees named above. Authority may be withheld for any nominee. In addition, stockholders may nominate additional nominees as candidates for the position as Director. Although the Board of Directors does not anticipate that any nominee will be unavailable for election, in the event of such occurrence, the proxy will be voted for such substitute, if any, as the Board of Directors may designate. Proxies will not vote for a greater number of persons than the number of nominees named.

RECOMMENDATION AND REQUIRED VOTE

        Directors will be elected by the vote of a plurality of the votes cast. Abstentions and broker non-votes are not counted as votes cast. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NAMED NOMINEES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of May 24, 2002, the number of shares of Common Stock beneficially owned by each of the present directors of Kenilworth, together with certain information with respect to each:

Name	Number of Shares Beneficially Owned(1)	Percent (1)
Herbert Lindo(2) 185 Willis Avenue Mineola, New York 11501	0	0
Gino Scotto(3) 40 Crossways Park Drive Woodbury, NY 11797	6,030,710	6.8%
Maureen Plovnick 80-20 153 Avenue Howard Beach, NY 11414	1,500,000	1.2%
Joyce D. Clark 2 Winters Quarters Drive Pocomoke City, MD 21851	1,250,000	1.3%
Kit Y. Wong(3) 6 Princeton Place Princeton Junction, NJ 08550	4,459,692	4.7%
Patrick J. McDevitt 129 South Lenola Road Moorestown, NJ 08550	1,150,000	1.2%
ALL CURRENT DIRECTORS AS A GROUP (6 PERSONS)	14,740,402	15.2%

        (1)  Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

        (2)  Herbert Lindo presently does not own any shares of the Company's stock. His ten million three hundred thirty three thousand four hundred sixty five (10,333,465) shares which represented fourteen percent (14%) of the outstanding shares, by which he controlled the Company's affairs, were seized by the Sheriff of Nassau County, New York (the "Sheriff") as the result of non-payment of approximately two hundred thousand dollars ($200,000) in a civil matter. The Sheriff sold the shares in an auction, which the Company claims was conducted in violation of Federal and New York State Securities Laws. Among the violations, the Sheriff failed to notify the Company's approximately six thousand (6,000) shareholders of the Auction. The Company presently is preparing legal action against the Sheriff and the other related parties that participated in the Auction Sale that netted the one thousand dollars ($1,000) for the ten million three hundred thirty three thousand four hundred sixty five (10,333,465) shares by the creditor in the civil suit as the lone bidder at the Auction Sale (for more detail please turn to Item 14 in the accompanying Annual Report on Form 10-K).

        (3)  Include shares owned by members of their family.

MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF

        Four (4) meetings of the Board of Directors were held during the fiscal year ending December 31, 2002. The Board of Directors has established a committee for the Performance and Equity Incentive Plan and has granted 3,600,000 options, in total in year 2001 and none in year 2002.

AUDIT COMMITTEE AND CHARTER

        We will endeavor to establish at a future date an audit committee which will consist of at least three (3) Independent Directors. We will elect three independent directors to the Board but have had difficulty in interesting prospective Independent Directors. We believe the Performance and Equity Incentive Plan and once the Company commences operations it will assist us in interesting other Independent Directors.

EXECUTIVE COMPENSATION

        The following table sets forth the total compensation of the CEO and each Executive Officer of Kenilworth whose total salary and bonus exceeds one hundred thousand dollars ($100,000).

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long term compensation
					Awards		Payout
Name and principal position	Year	Salary ($)	Bonus ($)	Other annual compen- sation($)	Restricted stock award(s)($)	Securities underlying options/ SARS (#)	LTIP payouts ($)	All other compen- sation($)
Herbert Lindo	2002	0	0	0	0	0	0	0
	2001	0	0	0	0	0	0	0
	2000	0	0	0	0	0	0	0

        Herbert Lindo received no compensation during the past ten (10) fiscal years and no executive officer received any compensation during the past four (4) fiscal years except Maureen Plovnick who is employed full time by the Company.

STOCK OPTIONS

        None.

        The following table sets forth the grant of options and SARs during the fiscal year ended December 31, 2002.

Option/SAR Grants and Exercises in Last Fiscal Year
Option/SAR Grants in Last Fiscal Year

INDIVIDUAL GRANTS

Name	Number of securities underlying Options/SARs granted (#)	Percent of total options/ SARS granted to employees in fiscal year	Exercise or base price($/Sh)	Expiration Date
Joyce Clark	500,000	13.8	$1.00	12.10.06
Kit Wong	500,000	13.8	$1.00	12.10.06
Herbert Lindo	2,000,000	55.8	$1.00	12.10.06
BettySue Svandrlik	300,000	8.3	$1.00	12.10.06
Maureen Plovnick	300,000	8.3	$1.00	12.10.06

        The following table sets forth the exercise of options and SARs during the fiscal year ended December 31, 2002.

Aggregated Option/SAR Exercises in Last Fiscal Year
And FY-End Option/SAR Values

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities un- derlying unex- ercised options/ SARS at FY-end (#) exercisable/ unexercisable	Value of unexercised in- the-money options SARS at FY-end($) exercisable/ unexercisable
—	—	—	—	—

        No options or SARs were exercised during the year ended December 31, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires Kenilworth's executive officers and directors, and persons who beneficially own more than ten percent (10%) of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive Officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on representations from our Executive Officers and Directors, we believe that during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our Executive Officers, Directors and greater than ten percent (10%) beneficial owners were complied with, with the exception that Form 3's for Kit Y. Wong, Joyce D. Clark and Betty Sue Svandrlik were not filed for the first time until March 2001. The forms were due at such time as each became a Director or Officer. The delays in filing were inadvertent. Each of the named individuals failed to file only the one Form 3 and engaged in no reportable transactions after becoming a director or officer. During fiscal year 2002, no filings were required by any Officer or Director.

REPORT OF THE COMPENSATION COMMITTEE TO THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        Since no compensation was paid during the past fiscal year, no report was submitted. Further, there are no employment agreements with any of Kenilworth's Officers or Directors at present.

PROPOSAL 1
RATIFICATION OF COMMON STOCK TO BE ISSUED TO HERBERT LINDO

        The Board of Directors (absent of Herbert Lindo) unanimously voted to issue Herbert Lindo twenty million (20,000,000) shares of authorized by unissued restricted Common Stock of the Company as full compensation for having assigned to the Company in August 2000, his invention titled "System and Method for Remote Roulette and Other Game Play using a Table at a Casino". Serial Number 09/636.168 filed August 10, 2000. The patent was allowed by the United States Patent and Trade Mark Office on February 25, 2003 and finalized on April 4, 2003. The issuance of the shares to Herbert Lindo will represent approximately fourteen percent (14%) of the then outstanding Common Stock of the Company and he once again will be the single largest shareholder of the Company, the Board of Directors decided to ask the shareholders to ratify the transaction. A majority vote by the shareholders present in person or by proxy will be required for approval. Herbert Lindo, as Chairman and President, has not received any compensation for his services since before the Company originally went into bankruptcy proceedings in 1982 nor any compensation in any form since the Company emerged from bankruptcy in 1998. He spent all his time, energy and personal assets to further the Company's plans.

PROPOSAL 2
RATIFY APPOINTMENT OF INDEPENDENT AUDITOR

        The affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting will be required for approval of the auditors. In accordance with New York State law, abstentions are not counted in determining the votes cast in connection with the selection of auditors. If such approval is not obtained, selection of independent auditors will be reconsidered by the Board of Directors.

        Arnold Blackman, CPA is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and shall be available to respond to appropriate questions.

AUDIT FEES

        For fiscal 2002, Arnold Blackman, CPA billed five thousand dollars ($5,000) as his fees for professional services to audit Kenilworth financial statements. He will be paid an additional five thousand dollars ($5,000) to review all of Kenilworth's Form 10-Q filings for fiscal year 2003.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES

        There were no other fees billed for services by Arnold Blackman, CPA to Kenilworth during fiscal 2002.

RECOMMENDATION AND REQUIRED VOTE

        The adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding Common Stock of Kenilworth present at the meeting in person or by proxy.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARNOLD BLACKMAN, CPA AS ITS INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

PROCEDURE FOR SUBMISSION OF 2004 STOCKHOLDER PROPOSALS

        Proposals by stockholders for inclusion in the 2004 annual meeting proxy statement must be received by Kenilworth Systems Corporation at 185 Willis Avenue, Mineola, New York 11501, Attention: Maureen Plovnick, Corporate Secretary, prior to March 10, 2004. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission. Failure to submit a proposal by the aforesaid date will result in the exclusion of any such proposal, and such proposal will not be considered or voted on at the annual meeting.

OTHER MATTERS

        So far as our Board of Directors is aware, only the aforementioned matters will be acted upon at the meeting. If any other matters properly come before the meeting, it is intended that the accompanying proxy may be voted for such other matters in accordance with the best judgment of the person or persons voting the proxy.

By order of the Board of Directors.

Dated: April 15, 2003

APPENDIX A
CHARTER

        The following has been adopted as a charter by Kenilworth, but Kenilworth does not yet have an audit committee because of the lack of Independent Directors at this time. See the discussion under Proposal 1 referring to the difficulty of Kenilworth in interesting prospective Independent Directors.

Responsibilities

        The Audit Committee of the Board of Directors (the "Audit Committee") shall have the responsibility to assist the Board of Directors in fulfilling its fiduciary and other obligations with respect to accounting and financial matters. Specifically, and without limiting the generality of the foregoing, the Audit Committee shall:

  1
  Review the adequacy and effectiveness of the Company's system of internal financial controls and accounting practices to achieve reliability and integrity in the Company's financial statements, and initiate such examinations of such controls and practices as the Audit Committee deems advisable.

  2
  Review the qualification, performance and independence of the Company's independent auditors and recommend independent auditors for appointment annually by the Board of Directors.

  3
  Prior to the commencement of the Company's annual external audit, review with the Company's independent auditors the scope of their audit function and estimated audit fees.

  4
  Subsequent to the completion of the Company's annual external audit, review the report and recommendations of the independent auditors with the independent auditors and the Company's management.

  5
  Review the annual and quarterly consolidated financial statements of the company and other financial disclosures of the Company and the accounting principles being applied in such statements and disclosures.

  6
  Review the authority and duties of the Company's chief financial officer and chief accounting officer and the performance by each of them of their respective duties.

  7
  Review the insurance programs for the Company including professional malpractice, general liability, director and officer liability and property insurance, and the insurers carrying the Company's insurance.

  8
  Oversee the establishment and thereafter periodically review a corporate code of conduct and the Company's policies on ethical business practices.

  9
  Prior to public release, review with management and the independent accountants, the financial results for the prior year including the Company's annual report on Form 10-K.

  10
  Review the committee's charter annually and revise as appropriate.

  11
  Meet with the chief financial officer and the independent accountants, in separate executive sessions, to discuss any matters that the committee or these groups believe should be considered privately.

  12
  Take such other actions concerning the Company's accounting and financial functions as the Committee deems appropriate with respect to the matters described above.

Meeting Frequency

        The Audit Committee will meet as necessary. Generally, meetings will be held immediately prior to each regular meeting of the Board of Directors, or called by the Chief Executive Officer, the Chairman of the Audit Committee or any two (2) members of the Audit Committee.

Governance

        The Audit Committee will maintain complete records of its proceedings. At least fifty percent (50%) of the members of the Audit Committee shall be necessary to constitute a quorum for the conduct of business. The affirmative vote of a majority of a quorum will be necessary to approve any action. As permitted by applicable law, the Audit Committee may hold meetings by conference call. The Audit Committee may approve actions by written consent if all of the members of the Audit Committee execute the consent. The Chairman of the Audit Committee will be appointed by the Board of Directors. Notice of meetings of the Audit Committee will be in accordance with the notice provision of the bylaws with respect to meetings of the Board of Directors of Kenilworth.

Membership

1
The Audit Committee will be comprised of at least three (3) independent directors.

2
Only independent directors may serve as members of the Committee.

KENILWORTH SYSTEMS CORPORATION
185 Willis Avenue
Mineola, New York 11501

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
May 28, 2003
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints GINO SCOTTO and MAUREEN PLOVNICK and each or either of them (with power of substitution) as proxies for the undersigned, to vote all shares of Common Stock of record on April 14, 2003, of KENILWORTH SYSTEMS CORPORATION which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on May 28, 2003, at 10:00 A.M. local time, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholder and Proxy Statement for said Meeting, copies of which have been received by the undersigned, and, in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing said proxies are directed to vote as follows:

NO. 1: ELECTION OF DIRECTORS

        To serve for the term continuing through the next Annual Meeting and the qualification of their respective successors.

        Herbert Lindo, Gino Scotto, Maureen Plovnick, Joyce Clark, Kit Wong, and Patrick J. Mc Devitt.

        ☐ FOR all nominees listed above (except as withheld in the space below.)

        ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

(Instruction: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

PROPOSAL 1: RATIFICATION OF SHARES TO BE ISSUED TO HERBERT LINDO

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITOR

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO CONTRARY DIRECTION IS GIVEN ABOVE, AND THIS PROXY IS PROPERLY SIGNED, THE SHARES WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

        Your proxy is important to assure a quorum at the meeting whether or not you plan to attend in person. You may revoke this proxy at any time, and the giving of it will not affect your right to attend the meeting and vote in person.

Dated:     , 2003

Signature

Signature, if held jointly

Number of Shares as of April 15, 2003

        This proxy must be signed exactly as name appears. When shares are held by joint tenants, both must sign. When signing as attorney or as trustee, executor or guardian, please give full title as such. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

KENILWORTH SYSTEMS CORPORATION 185 WILLIS AVENUE MINEOLA, NEW YORK 11501 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS MAY 28, 2003
KENILWORTH SYSTEMS CORPORATION 185 WILLIS AVENUE MINEOLA, NEW YORK 11501 PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS MAY 28, 2003 INFORMATION CONCERNING SOLICITATION AND VOTING
SUMMARY COMPENSATION TABLE